Summary Prospectus March 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS SHORT DURATION FUND






CLASS/Ticker    A   SDUAX    B   SDUBX    C   SDUCX    INST   MGSFX    S   SDUSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C), (800) 730-1313 (INST)
and (800) 728-3337 (S) or asking your financial advisor. The prospectus and SAI, both dated March 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 18) and Purchase and Redemption of Shares in the fund's SAI (p. II-10).


SHAREHOLDER FEES (paid directly from your investment)


                                                A          B          C    INST      S
                                     ------------  ---------  ---------  ------  -----
Maximum sales charge (load) on pur-
chases, as % of offering price             2.75      None       None     None    None
------------------------------------       ----      --         --       ------  -----
Maximum contingent deferred sales
charge (load), as % of redemption
proceeds                               None(1)     4.00       1.00       None    None
------------------------------------   --------    ----       ----       ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                            A          B          C        INST           S
                                    ---------  ---------  ---------  ----------  ----------
Management fee                          0.40       0.40       0.40       0.40        0.40
-----------------------------------     ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                            0.24       1.00       1.00      None        None
-----------------------------------     ----       ----       ----      -----       -----
Other expenses (includes an admin-
istrative fee)                          0.46       0.49       0.41       0.36        0.37
-----------------------------------     ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                                1.10       1.89       1.81       0.76        0.77
-----------------------------------     ----       ----       ----      -----       -----

(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.75% if redeemed within 12 months of purchase.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         B         C    INST       S
-------  --------  --------  --------  ------  ------
1        $ 384     $ 592     $ 284     $78     $79
--       -----     -----     -----     ---     ---
3          615       894       569     243     246
--       -----     -----     -----     ---     ---
5          865     1,221       980     422     428
--       -----     -----     -----     ---     ---
10       1,578     1,816     2,127     942     954
--       -----     -----     -----     ---     ---

You would pay the following expenses if you did not redeem your shares:



YEARS           A         B         C    INST       S
-------  --------  --------  --------  ------  ------
1        $ 384     $ 192     $ 184     $78     $79
--       -----     -----     -----     ---     ---
3          615       594       569     243     246
--       -----     -----     -----     ---     ---
5          865     1,021       980     422     428
--       -----     -----     -----     ---     ---
10       1,578     1,816     2,127     942     954
--       -----     -----     -----     ---     ---

Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.


PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 177%.

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of assets, determined at the time of purchase, in debt securities. Debt securities include securities of US and foreign government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds.


The fund invests primarily in investment-grade short-term debt securities (securities rated within the top four credit rating categories), but may invest up to 10% of total assets in below investment grade (rated below the fourth highest category, junk bonds) of US and foreign issuers. The fund also may invest up to 10% of total assets in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The fund may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the fund's investment objective are not otherwise readily available for purchase.


MANAGEMENT PROCESS. Portfolio management begins with a top-down approach, first focusing on sector allocations, then using relative value analysis to select securities within each sector. Portfolio management analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.


The fund primarily invests in debt securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., the Standard & Poor's Division of The McGraw-Hill Companies, Inc., Fitch, Inc., or another NRSRO, or, if unrated, determined by the fund's investment advisor to be of similar quality.


Portfolio management normally targets an average portfolio duration (a measure of sensitivity to interest rate changes) of no longer than three years by investing in debt securities with short- to intermediate-term maturities.



OTHER INVESTMENTS AND TECHNIQUES
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, interest rate swaps, credit default swaps and options.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------


MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that



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SUMMARY PROSPECTUS March 1, 2010                       DWS Short Duration Fund
derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


For more about fund risks, including additional risk factors not discussed in this summary prospectus, see the fund's prospectus and SAI.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


The performance data for the period prior to August 21, 2006, provided in the bar chart and the average annual total returns table are those of the fund's predecessor fund, DWS Short Duration Fund, a series of DWS Investments Trust (the "Predecessor Fund"). On August 21, 2006, the Predecessor Fund transferred its assets and liabilities to the fund, which is a series of DWS Advisor Funds.



In the table, the performance figures for each share class prior to its inception date are based on the historical performance of the original share class of the Predecessor Fund (Institutional Class), adjusted to reflect the higher net expenses and applicable sales charges of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Institutional Class)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




   8.00     6.58      5.28      3.00      1.96      2.07       4.51     4.89     -9.48     11.79
  2000      2001      2002      2003      2004      2005      2006      2007    2008       2009




Best Quarter: 4.07%, Q2 2009   Worst Quarter: -6.67%, Q4 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Institutional Class and would be different for other classes) reflect the highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.



                                  CLASS          1          5         10
                              INCEPTION       YEAR      YEARS      YEARS
                            -----------  ---------  ---------  ---------
CLASS A before tax            2/28/03        8.44       1.79       3.26
--------------------------    -------       -----       ----       ----
CLASS B before tax            2/28/03        7.56       1.46       2.82
--------------------------    -------       -----       ----       ----
CLASS C before tax            2/28/03       10.71       1.64       2.81
--------------------------    -------       -----       ----       ----
INST CLASS before tax         3/13/95       11.79       2.51       3.72
--------------------------    -------       -----       ----       ----
  After tax on
  distributions                             10.25       1.04       2.08
  After tax on distribu-
  tions, with sale                           7.55       1.28       2.19
--------------------------  -------         -----       ----       ----
CLASS S before tax             2/1/05       11.79       2.49       3.61
--------------------------    -------       -----       ----       ----
BARCLAYS CAPITAL 1-3 YEAR
GOVERNMENT/CREDIT
INDEX                                        3.82       4.32       4.86
--------------------------  -------         -----       ----       ----
BOFA MERRILL LYNCH 1-3
YEAR US TREASURY INDEX                       0.78       4.04       4.48
--------------------------  -------         -----       ----       ----
BLENDED INDEX                                0.78       4.04       3.61
--------------------------  -------         -----       ----       ----

On August 1, 2009, the Barclays Capital 1-3 Year Government/Credit Index replaced the BofA Merrill Lynch 1-3 Year US Treasury Index and the Blended Index as the fund's benchmark index because the Advisor believes that it more accurately reflects the fund's investment strategy.


BARCLAYS CAPITAL 1-3 YEAR GOVERNMENT/CREDIT INDEX is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.

The BOFA MERRILL LYNCH 1-3 YEAR US TREASURY INDEX (name changed from Merrill Lynch 1-3 Year US Treasury Index effective September 25, 2009) is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

The BLENDED INDEX consists of the returns for the Barclays Capital Short Treasury Index from the fund's inception to February 28, 2003 and the BofA Merrill Lynch 1-3 Year US Treasury Index (name changed from Merrill Lynch 1-3 Year US Treasury Index effective September 25, 2009) from March 31, 2003 to December 31, 2005.


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SUMMARY PROSPECTUS March 1, 2010                       DWS Short Duration Fund

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


MATTHEW F. MACDONALD, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


GARY SULLIVAN, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.


ERIC S. MEYER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2008.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8:30 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class S shares are generally available only to existing Class S shareholders.


TAX INFORMATION


The fund's distributions (dividend distributions are expected to be paid monthly and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


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SUMMARY PROSPECTUS March 1, 2010                       DWS Short Duration Fund
DSDF-SUM